REVOLVING CREDIT NOTE



$8,333,333.33              Boston, Massachusetts               March 31, 1997


     FOR VALUE RECEIVED, the undersigned, PRIME MEDICAL SERVICES, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of BANK ONE, TEXAS,N.A.("PAYEE"), at the offices of The First National
Bank of Boston, as Administrative Agent (together with any successor as provided in the Agreement, hereinbelow defined, the "ADMINISTRATIVE AGENT") at 100 Federal Street, Boston, Massachusetts, on April 30, 2001, in lawful money of the United States of America, the principal sum of EIGHT MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($8,333,333.33), or so much thereof as may be advanced and outstanding hereunder together with the interest on the outstanding principal balance from day to day remaining, as herein specified.

     This Note has been executed and delivered by Maker pursuant to the terms of that certain Second Amended and Restated Loan Agreement of even date herewith among Maker, Payee, the Administrative Agent and each of the other Lenders which is or may become a party thereto or any successor or assignee thereof (as the same may be amended, supplemented or modified from time to time, the "AGREEMENT") and is one of the Revolving Credit Notes described therein. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

     Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding payments, prepayments (optional and mandatory), Events of Default and the Administrative Agent's and Payee's right as a result of the occurrence thereof.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on this Note shall be due and payable on each Payment Date and on the Termination Date. All past-due principal and interest shall bear interest as the Default Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If and excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker, the Administrative Agent and Payee shall, to the extent permitted by applicable law,
(i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     Upon the occurrence of an Event of Default, the Administrative Agent may (and if directed by the Required Lenders, shall) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the Administrative Agent shall have the right to foreclose or otherwise enforce all Liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the Administrative Agent, Payee or the holder hereof to Maker. Failure of the Administrative Agent, Payee or the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the Administrative Agent, Payee or the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the Administrative Agent, or the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable laws of the United States of America.

     Except as provided in the Agreement, Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the Administrative Agent, Payee or the holder. The Administrative Agent, Payee and the holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the Administrative Agent, Payee and the holder hereof to endorse on the SCHEDULE attached to this Note or any continuation thereof or to record in their internal records all Advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the Administrative Agent, Payee or the holder hereof to make any such endorsement or recording shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

                                      -2-
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     [This Note, together with all the other Revolving Credit Notes issued on the date hereof are given in renewal, amendment, increase and restatement, but not extinguishment, of the Revolving Credit Notes issued under the Amended and Restated Loan Agreement dated as of April 26, 1996 among Maker, NationsBank, the Administrative Agent, and each of the other Lenders party thereto.]

                                       PRIME MEDICAL SERVICES, INC.



                                       By: /s/ Cheryl Williams
                                          --------------------------------------
                                           Cheryl Williams
                                           Vice President-Finance

                                      -3-
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                                   SCHEDULE

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      Date           Advance           Principal Payment            Balance
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